Exhibit 99.1
IndyMac Bancorp, Inc. 2007 Annual Meeting of Stockholders

Forward-looking Statements Certain statements contained in this presentation may be deemed to be forward-looking statements within the meaning of the federal securities laws. The words "anticipate," "believe," "estimate," "expect," "project," "plan," "forecast," "intend," "goal," "target," and similar expressions identify forward-looking statements that are inherently subject to risks and uncertainties, many of which cannot be predicted or quantified. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including, the effect of economic and market conditions including industry volumes and margins; the level and volatility of interest rates; Indymac's hedging strategies, hedge effectiveness and asset and liability management; the accuracy of subjective estimates used in determining the fair value of financial assets of Indymac; the credit risks with respect to our loans and other financial assets; the actions undertaken by both current and potential new competitors; the availability of funds from Indymac's lenders and from loan sales and securitizations to fund mortgage loan originations and portfolio investments; the execution of Indymac's growth plans and ability to gain market share in a significant market transition; the impact of disruptions triggered by natural disasters; the impact of current, pending or future legislation, regulations or litigation; and other risk factors described in the reports that Indymac files with the Securities and Exchange Commission, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and its reports on Form 8-K.

Outline Mortgage Industry ... What Happened To Get Us To Where We Are Today? Indymac's Performance And Financial Position

Global Liquidity In The Mid-to-Late 1990s Fuels US Stock Market Growth 1/2/1990 2/1/1990 3/1/1990 4/2/1990 5/1/1990 6/1/1990 7/2/1990 8/1/1990 9/4/1990 10/1/1990 11/1/1990 12/3/1990 1/2/1991 2/1/1991 3/1/1991 4/1/1991 5/1/1991 6/3/1991 7/1/1991 8/1/1991 9/3/1991 10/1/1991 11/1/1991 12/2/1991 1/2/1992 2/3/1992 3/2/1992 4/1/1992 5/1/1992 6/1/1992 7/1/1992 8/3/1992 9/1/1992 10/1/1992 11/2/1992 12/1/1992 1/4/1993 2/1/1993 3/1/1993 4/1/1993 5/3/1993 6/1/1993 7/1/1993 8/2/1993 9/1/1993 10/1/1993 11/1/1993 12/1/1993 1/3/1994 2/1/1994 3/1/1994 4/4/1994 5/2/1994 6/1/1994 7/1/1994 8/1/1994 9/1/1994 10/3/1994 11/1/1994 12/1/1994 1/3/1995 2/1/1995 3/1/1995 4/3/1995 5/1/1995 6/1/1995 7/3/1995 8/1/1995 9/1/1995 10/2/1995 11/1/1995 12/1/1995 1/2/1996 2/1/1996 3/1/1996 4/1/1996 5/1/1996 6/3/1996 7/1/1996 8/1/1996 9/3/1996 10/1/1996 11/1/1996 12/2/1996 1/2/1997 2/3/1997 3/3/1997 4/1/1997 5/1/1997 6/2/1997 7/1/1997 8/1/1997 9/2/1997 10/1/1997 11/3/1997 12/1/1997 1/2/1998 2/2/1998 3/2/1998 NASDAQ 415.8 425.8 435.5 420.1 459 462.3 438.2 381.2 344.5 329.8 359.1 373.8 414.2 453.1 482.3 484.72 506.11 475.92 502.04 525.68 526.88 542.98 523.9 586.34 620.21 633.47 603.77 578.68 585.31 563.6 580.83 563.12 583.27 605.17 652.73 676.95 696.34 670.77 690.13 661.42 700.53 703.95 704.7 742.84 762.78 779.26 754.39 776.8 800.47 792.5 743.46 733.84 735.19 705.96 722.16 765.62 764.29 777.49 750.32 751.96 755.2 793.73 817.21 843.98 864.58 933.45 1001.21 1020.11 1043.54 1036.06 1059.2 1052.13 1059.79 1100.05 1101.4 1190.52 1243.43 1185.02 1080.59 1141.5 1226.92 1221.51 1292.61 1291.03 1379.85 1309 1221.7 1260.76 1400.32 1442.07 1593.81 1587.32 1685.69 1593.61 1600.55 1570.35 1619.36 1770.51 1835.68 Fuels Stock Market Bubble Record Global Liquidity NASDAQ Index 1990 - Present US and global liquidity from the mid-90s forward grows significantly "The development and adoption of new technologies and rising productivity in the United States--together with the country's long-standing advantages such as low political risk, strong property rights, and a good regulatory environment--made the U.S. economy exceptionally attractive to international investors during that period [1996-early 2000]. Consequently, capital flowed rapidly into the United States, helping to fuel large appreciations in stock prices and in the value of the dollar." (Ben Bernanke, April 2005) Source: Yahoo Finance

Dot-com Collapse And Recession In Early 2000s Leads To Fed Easing Of Monetary Policy Which Lays Groundwork For Mortgage Refinance Boom Dot-com Crash and Recession Era NASDAQ crashed after dot-com bubble collapsed losing 78% of its value from March 11, 2000 - Oct 9, 2002 9/11 terrorist attacks reduced consumer confidence and further exacerbated economic problems Unemployment rose from 3.9% at year- end 2000 to 6% by the end of 2002 Negative GDP growth in 3Q 2000, 1Q 2001 and 3Q 2001 Response to Weak Economy Driven by a weak economic recovery and concerns about possible deflation the Fed lowered the Fed Funds rate 13 times between 2001 and 2003 from 6.5% to 1% President Bush implements tax cuts in 2001 and 2003 Refinance Boom Begins

Mortgage Refinance Boom Peaks In 2003, While Housing Boom Continues To Pick Up Steam 1999 2000 2001 2002 2003 2004 2005 2006 Total Originations 1379 1139 2243 2854 3812 2773 3027 2807 10 Yr Treas 0.0565 0.0603 0.0502 0.0461 0.0401 0.0427 0.0429 0.048 Originations and Interest Rates Refi (%) 36% 21% 57% 62% 66% 53% 50% 48% 1999 2000 2001 2002 2003 2004 2005 2006 Existing Home Sales 5.08 5.1 5.49 5.97 6.49 6.89 6.81 6.27 % Appreciation 0.034482759 0.045390071 0.066485753 0.085877863 0.068541301 0.07127193 0.123848516 0.010928962 Existing Home Sales and Appreciation $3.8T Source: NAR Source: Federal Reserve. MBA

Faced With Excess Capacity And Intense Competition, Many Lenders Loosened Underwriting Standards...The Classic Credit Cycle End of refinance boom leaves lenders with significant excess capacity Turmoil at GSEs and FHA/VA's lack of product innovation, combined with a tremendously liquid capital market (especially for MBS), resulted in private securitization market growth where less standardization is required and product innovation is welcomed. Private label securitizations represented 55% of the market in 2005 while the GSE's share declined from 78% in 2003 to 45% in 2005. With the short-end of the yield curve at historic lows, Greenspan encourages consumers and lenders to embrace ARMs. "American consumers might benefit if lenders provided greater mortgage product alternatives to the traditional fixed-rate mortgage. To the degree that households are driven by fears of payment shocks but are willing to manage their own interest rate risks, the traditional fixed-rate mortgage may be an expensive method of financing a home." (Alan Greenspan to Credit Union National Association, 2/24/04) Lenders, anxious to maintain origination volumes and to support the affordability of homes, develop aggressive ARM products and loosen underwriting guidelines Initially, the continuation of the housing boom and strong home price appreciation, combined with historically low delinquencies, support this strategy

As The Housing Boom Peaked In Late 2005/2006 Credit Problems Surfaced. Subprime Lenders Were Hit Hard Late 2005/2006 Credit Problems Begin to Surface More speculators enter the housing market. As a proxy for this investment property's share of purchase market rises to 9.5% in '05 from 6.7% in '02. Hot markets are as high as 15-20% Interest rates have risen as the Fed has tightened monetary policy 17 times since the peak. Fed Funds is at 5.25% by mid 2006 from a low of 1% in 2003 Early Payment Defaults (EPD), delinquencies and foreclosures begin to rise from all time lows Late 2006 The Housing Boom is Over... Home price appreciation slowed to 1% by year end with some MSAs experiencing declines Rise in EPDs results in significant repurchase requests by Wall Street firms to subprime originators Many subprime lenders do not have the liquidity to meet these repurchase demands Wall Street cuts warehouse lines and access to secondary markets, leading to closures and bankruptcies

Credit Spreads Widen In The Secondary Markets And Lenders Tighten Guidelines Reaction To Current Market Conditions Q1 2007 Failures Secondary Markets Delinquency and foreclosure increases (from all-time lows) combined with subprime company failures and prospects for home price declines have caused a "panic" Subprime and Alt-A securities credit spreads have widened significantly Liquidity of lower credit tranches has been particularly impacted Surviving Lenders Profits down due to significant spread widening and credit costs on EPDs Product guidelines tightened to improve credit performance and to address liquidity issues in secondary markets Lenders retain more credit risk securities due to illiquidity in higher credit risk tranches ... requires strong balance sheet, capital and liquidity Mortgage markets will not fully recover until there is a clearer picture as to where delinquencies and in particular foreclosures are headed and their impact on housing prices "Some have called these conditions - a decline in home price appreciation, tightening credit, and a rising number of adjusting mortgages - a perfect storm for foreclosures. That remains to be seen, and I certainly hope that that's not what pans out." - John C. Dugan, Comptroller of the Currency 4/24/07

Credit Tightening, Combined With Mortgage Company Failures, Should Bring Back A More Rationalized Business Model With More Prudent Risk Taking And Stronger Margins Source: SNL, NMN, MBA

Who Are The Survivors And Why? Failures Failures Subprime lenders "...at the end of 2006, more than half of all foreclosures involved subprime loans." - John C. Dugan, Comptroller of Currency 4/24/07 Mortgage companies and mortgage REITs funded by Wall Street Unregulated and non-investment grade rated companies Survivors Failures Prime/Alt-A lenders* Federally regulated financial institutions and Wall Street Companies with a strong balance sheet, capital and liquidity Investment grade rated companies Dependent on Wall Street for funding, difficult to build retained earnings (REITs) and limited ability to portfolio assets if secondary market pricing is irrational Access to alternative diversified financing sources (FHLB advances, deposits), ability to portfolio loans to achieve best execution and the ability to retain capital to support portfolio and origination growth * Only 3% of Indymac's business is subprime

Funding Sources As A REIT, Indymac Was Clearly Dependent On The Capital Markets For Funding. Today, As A Regulated Financial Institution, Indymac's Financing Sources Are Far More Diversified 3/31/2007 Indymac Becomes a Depository Institution and Diversifies Funding 12/31/1998 Total Borrowings: $3.7 billion $3 billion of operating liquidity available 83% of funding comes from deposits and FHLB advances Rated investment grade by all four rating agencies Total Borrowings: $26.1 billion Source: Company filings

Indymac's Performance Remains Solid Relative To Industry Survivors...Demonstrates That We Have Been A Prudent Manager Of Risk Relative To The Industry NYR = not yet released; ND = not disclosed 1. Based on MBA April 2007 Mortgage Finance Forecast; see form 10-Q for further description of market share. 2.Washington Mutual Q406 results exclude one-time gain for sale of asset management division ($415MM after tax). 3. Wells Fargo had significant volatility in MSR valuation net of hedge, Q107 +$150MM vs Q106 and ($133MM) vs Q406. 4. Wachovia Q106 production figures pro forma adjusted for World Savings ($11.6B).

We have increased our rates and margins to reflect the spread widening we have seen in the secondary market and we are monitoring liquidity in the secondary market carefully Virtually eliminated piggyback and subprime high LTV programs and replacing them with FHA/VA and GSE 1st time home buyer programs with mortgage insurance for qualified borrowers Even though we have retained credit risk on less than 10% of our loans sold and have always had strong control of our "owned risk", we have developed a more comprehensive credit risk monitoring and reporting system...for total production and servicing We significantly increased our default management staff and empowered them to promptly dispose of REOs and to proactively work with borrowers to avoid losing their homes We are going to take the lead on suitability and have designed a consumer mortgage loan suitability system that we will be implementing in phases starting in the 2nd quarter We are reducing our dependence on Wall Street through increased standardization and sale to GSEs and FHA/VA, and going directly to private investors with IMB Securities Corp. Wall Street is a partner but also a competitor who in times of stress will look out for their own loan production first. We have taken prudent and appropriate steps to reduce costs from Q4 06 to Q1 07 What Have We Done To Manage Through This Challenging Period?

March 31, 2007 Surviving Mortgage Bankers Have Become "Expert" At Managing Interest Rate Risk, But Have Historically Laid Off Most Credit Risk To The Secondary Markets. Credit Has Been Largely Untested Due To The Fact That Nationwide Home Prices Have Never Declined Until Now (1) December 31, 2006 Serviced $156 billion of Loans Serviced $172 billion of Loans $140 billion Serviced for Others $16 billion LHFI / LHFS 100% Interest Rate Risk Retained (Mortgage Servicing Rights) 9.6% Credit Risk Retained ($331 million in non- investment grade and residual securities on $13 billion of UPB) $156 billion Serviced for Others $16 billion LHFI / LHFS 100% Interest Rate Risk Retained (Mortgage Servicing Rights) 9.9% Credit Risk Retained ($381 million in non- investment grade and residual securities on $16 billion of UPB ) (1) NAR's most recent forecast calls for a 0.7% nationwide decline in home prices in 2007

+ - - Indymac's Loan Pricing Discipline Integrates The Pricing For Risk Factors And The Reality Of The Competitive Arena The "science" of Loan Pricing Based on analytical models that incorporate both historical data and future projections The "art" of Loan Pricing Based on management judgment Loan Pricing Factors Failures Factor Risk Type Loan prepayments Interest rate Credit Liquidity, credit, interest rate Loan defaults and loss severity Mortgage securities spreads Profitless risk- based pricing Profit Margin Manage- ment Operating in the competitive arena with the goal of maximizing revenues, profits and market share Price to Customer

Impact Of Recent Cost Cutting Efforts Hiring freeze on non-revenue generating employees is working with non-revenue generating headcount declining at 20% annualized rate during Q1 2007. In contrast, revenue generating headcount grew at an annualized rate of 20% over this same time period. Overall expenses increased at 9.5% annualized rate from Q4 06 to Q1 07, down significantly from year over year expense growth rate of 26% Expect to complete sale and lease back of Pasadena area office building purchased in 2004 After-tax gain in Q2 07 of $15 million Additional approximately $2.4 million savings per year through 2017 Freeze on pension plan benefits Estimated after-tax gain in Q2 07 of approximately $7 million Estimated after-tax savings into perpetuity of approximately $4 million

1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Q1 2007 5.375 23.44 10.56 45.16 32.05 MBR 0.87 0.91 1.56 1.6 1.77 1.68 1.88 2.32 1 yr Post-bust Production down 57% '99/'98 -51% +46% Indymac Has Delivered Strong Shareholders Returns With The Exception Of Relatively Brief Mortgage/Capital Markets "Bust" Periods Stock price Total Return to Shareholders (annualized) Total period return (1993 - Q107): 20% annualized 1994 1995 1996 1999 2000 2001 2002 2003 2004 2005 Q1 2007 1993 1997 1998 2006 1993 - 1997 1993 - 1998 1999 - 2000 1999 - Q107 1993 - Q107 Boom Boom/Bust Boom Boom/Bust 2 Booms/2 Busts (since inception) 46% 20% 78% 18% 20% Indymac 19% 22% 5% 3% 11% S&P 500 21% 22% 10% 6% 12% Dow -28% +24% $5.38 $23.44 $10.56 $45.16 $32.05 Q1 2007 Price/Book: 1.1 Net Income: $52M ROE: 10.5% Q4 1998 Price/Book: 1.0 Net Loss: ($74M) ROE: (36%) Since the late 1990s and into this decade private capital has provided significant incremental liquidity to the secondary markets...while also increasing the volatility of capital markets 2007/06 (estimate) Production roughly flat Earnings down 25% EPS down 29% ROE down 36%